                                                                    EXHIBIT 10.2

                                    GUARANTY

          THIS GUARANTY (this "Guaranty"), dated as of May 22, 2007, is among WRIGHT EXPRESS CORPORATION, a Delaware corporation (the "Borrower"), each of the Subsidiary Guarantors party hereto (each, an "Initial Subsidiary Guarantor"), any other Person (as defined in the Credit Agreement referred to below) which may become a Subsidiary Guarantor hereunder pursuant to a duly executed joinder agreement in the form attached as Exhibit A hereto (each an "Additional Subsidiary Guarantor"; each Initial Subsidiary Guarantor or Additional Subsidiary Guarantor is referred to herein as a "Subsidiary Guarantor", and they are referred to collectively as the "Subsidiary Guarantors") and Bank of America, N.A., as administrative agent (in such capacity, the "Administrative Agent") for the Lenders (as defined in the Credit Agreement referred to below).

          Reference is made to that certain Credit Agreement, dated as of the date hereof (as in effect from time to time, the "Credit Agreement"), among the Borrower, each lender from time to time party thereto, Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, SunTrust Bank, Inc., as Syndication Agent and BMO Capital Markets, KeyBank National Association and TD Banknorth, N.A., as Co-Documentation Agents. Capitalized terms used and not defined herein (including, without limitation, the term "Obligations") are used with the meanings assigned to such terms in the Credit Agreement.

          The Lenders have agreed to make Loans to the Borrower, and the L/C Issuer has agreed to issue Letters of Credit, in each case pursuant to, and upon the terms and subject to the conditions specified in, the Credit Agreement. Each Subsidiary Guarantor is a Subsidiary of the Borrower and acknowledges that it has derived and will derive substantial benefit from the making of the Loans by the Lenders to the Borrower and the issuance of the Letters of Credit by the L/C Issuer. As consideration therefor, and in order to induce the Lenders to make Loans and to induce the L/C Issuer to issue Letters of Credit for the account of the Borrower, each Subsidiary Guarantor is willing to execute and deliver this Guaranty.

          Accordingly, the parties hereto agree as follows:

          Section 1. Guarantee. Each Subsidiary Guarantor unconditionally guarantees, jointly with the other Subsidiary Guarantors, and any other guarantors of the Obligations under the Credit Agreement and other Loan Documents, and severally, as a primary obligor and not merely as a surety, the due and punctual payment and performance of the Obligations. To the fullest extent permitted by applicable law, each Subsidiary Guarantor waives notice of, or any requirement for further assent to, any agreements or arrangements whatsoever by the Administrative Agent, the Lenders, and each other Indemnitee or other Persons to whom any part of the Obligations may be owed (collectively, the "Guaranteed Parties"), with any other person pertaining to the Obligations, including agreements and arrangements for payment, extension, renewal, subordination, composition, arrangement, discharge or release of the whole or any part of the Obligations, or for the discharge or surrender of any or all security, or for the compromise, whether by way of acceptance of part payment or otherwise, and, to the fullest extent permitted by applicable law, the same shall in no way impair each Subsidiary Guarantor's liability hereunder.

          Section 2. Obligations Not Waived. To the fullest extent permitted by applicable law, each Subsidiary Guarantor waives presentment to, demand of payment from and protest to the Borrower or any other Person of any of the Obligations, and also waives notice of acceptance of its guarantee, notice of protest for nonpayment and all other formalities. To the fullest extent permitted by applicable law, the guarantee of each Subsidiary Guarantor hereunder shall not be affected by (a) the failure of any Person to assert any claim or demand or to enforce or exercise any right or remedy against the Borrower or any guarantor under the provisions of the Credit Agreement, any other Loan Document or otherwise; (b) any extension, renewal or increase of or in any of the Obligations; (c) any rescission, waiver, amendment or modification of, or any release from, any of the terms or provisions of this Guaranty, the Credit Agreement, any other Loan Document, any guarantee or any other agreement or instrument, including with respect to any guarantor under the Loan Documents; or (d) the failure or delay of any Guaranteed Party to exercise any right or remedy against any Loan Party or any other guarantor of the Obligations.

          Section 3. Guarantee of Payment. Each Subsidiary Guarantor further agrees that its guarantee constitutes a guarantee of payment and performance when due and not of collection, and, to the fullest extent permitted by applicable law, waives any right to require that any resort be had by the Administrative Agent or any other Guaranteed Party to any security held for payment of the Obligations or to any balance of any deposit account or credit on the books of the Administrative Agent or any other Guaranteed Party in favor of the Borrower or any other Person.

          Section 4. No Discharge or Diminishment of Guarantee; Payments. (a) To the fullest extent permitted by applicable law and except as otherwise expressly provided in this Guaranty, the obligations of each Subsidiary Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason (other than the indefeasible payment in full in cash of the Obligations (other than contingent indemnification obligations), the termination of all Commitments and the Cash Collateralization of all L/C Obligations in accordance with the terms of the Credit Agreement), including any claim of waiver, release, surrender, alteration or compromise of any of the Obligations, and shall not be subject to any defense (other than a defense of payment) or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of each Subsidiary Guarantor hereunder shall, to the fullest extent permitted by applicable law, not be discharged or impaired or otherwise affected by the failure of the Administrative Agent or any other Guaranteed Party to assert any claim or demand or to enforce any remedy under the Credit Agreement, any other Loan Document, any guarantee or any other agreement or instrument, by any amendment, waiver or modification of any provision of the Credit Agreement or any other Loan Document or other agreement or instrument, by any default, failure or delay, willful or otherwise, in the performance of the Obligations, or by any other act, omission or delay to do any other act that may or might in any manner or to any extent vary the risk of any guarantor or that would otherwise operate as a discharge of any Subsidiary Guarantor as a matter of law or equity (other than the indefeasible payment in full in cash of all the Obligations (other than contingent indemnification obligations), the termination of all Commitments and the Cash Collateralization of all L/C Obligations in accordance with the terms of the Credit Agreement) or which would impair or eliminate any right of any Subsidiary Guarantor to subrogation.

          (b) All payments hereunder shall be made without setoff or counterclaim and free and clear of and without deduction for any taxes, levies, imposts, duties, charges, fees, deductions, withholdings, compulsory loans, restrictions or conditions of any nature now or hereafter imposed or levied by any jurisdiction or any political subdivision thereof or taxing or other authority therein, except to the extent expressly provided otherwise in Article III of the Credit Agreement. If any Subsidiary Guarantor is compelled by law to make any such deduction or withholding, it will make such deduction or withholding and comply with Article III of the Credit Agreement as if it were a Borrower. The obligations of the Subsidiary Guarantors under this Section 4(b) shall survive the payment in full of the Obligations and the termination hereof.

          Section 5. Defenses Waived. To the fullest extent permitted by applicable law, each Guarantor waives any defense based on or arising out of the unenforceability of the Obligations or any part thereof from any cause or the cessation from any cause of the liability (other than the final and indefeasible payment in full in cash of the Obligations (other than contingent indemnification obligations), the termination of all Commitments and the Cash Collateralization of all L/C Obligations in accordance with the terms of the Credit Agreement) of the Borrower or any other Person. Subject to the terms of the other Loan Documents, the Administrative Agent and the other Guaranteed Parties may, at their election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Obligations, make any other accommodation with the Borrower, any Subsidiary Guarantor or any other guarantor or exercise any other right or remedy available to them against any Borrower or any other guarantor, without affecting or impairing in any way the liability of each Subsidiary Guarantor hereunder except to the extent the Obligations (other than contingent indemnification obligations) have been fully, finally and indefeasibly paid in cash. Pursuant to and to the fullest extent permitted by applicable law, each Subsidiary Guarantor waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of each Subsidiary Guarantor against the Borrower or any other guarantor or any security.

          Section 6. Agreement to Pay; Subordination; Waiver of Subrogation; Stay of Acceleration.

      (a) In furtherance of the foregoing and not in limitation of any other right that the Administrative Agent or any other Guaranteed Party has at law or in equity against each Subsidiary Guarantor by virtue hereof, upon the failure of the Borrower or any other Loan Party to pay any Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Subsidiary Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Administrative Agent or such other Guaranteed Party as designated thereby in cash an amount equal to the unpaid principal amount of such Obligations then due, together with accrued and unpaid interest on such Obligations.

     (b) Upon payment by each Subsidiary Guarantor of any sums to the Administrative Agent or any Guaranteed Party as provided above, all rights of each Subsidiary Guarantor against the Borrower or any other guarantor arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subordinate and junior in right of payment to the prior indefeasible payment in full in cash of all the Obligations (other than contingent indemnification obligations) and the Cash Collateralization of all L/C Obligations in accordance with the terms of the Credit Agreement. In addition, any indebtedness of the Borrower or any Subsidiary now or hereafter held by each Subsidiary Guarantor is hereby subordinated in right of payment to the prior payment in full of the Obligations. If any amount shall be paid to any Subsidiary Guarantor on account of (i) any such subrogation, contribution, reimbursement, indemnity or similar right or (ii) any such indebtedness, in each case at any time when any Obligation then due and owing has not been paid, such amount shall be held in trust for the benefit of the Guaranteed Parties and shall forthwith be paid to the Administrative Agent to be credited against the payment of the Obligations, whether matured or unmatured, in accordance with the terms of the Loan Documents. This Section 6(b) shall not, in the absence of any continuing Event of Default, limit the making of any loan by the Borrower or any of its Subsidiaries, or any payment in respect thereof, to the extent such loan is permitted under Sections 7.02 and 7.03 of the Credit Agreement.

     (c) No Subsidiary Guarantor shall exercise any right of subrogation, contribution, indemnity, reimbursement or similar rights with respect to any payments it makes hereunder until all of the Obligations (other than contingent indemnification obligations) have been indefeasibly paid in full in cash, all Commitments have been terminated and all L/C Obligations have been Cash Collateralized in accordance with the terms of the Credit Agreement. If any amounts are paid to any Subsidiary Guarantor in violation of the foregoing limitation, then such amounts shall be held in trust for the benefit of the Guaranteed Parties and shall forthwith be paid to the Administrative Agent to reduce the amount of the Obligations, whether matured or unmatured.

     (d) In the event that acceleration of the time for payment of any of the Obligations is stayed, in connection with any case commenced by or against any Loan Party or any other Person under any Debtor Relief Laws or otherwise, all such amounts shall nonetheless be payable by the Subsidiary Guarantors immediately upon demand.

          Section 7. General Limitation on Guarantee Obligations. In any action or proceeding involving any state corporate law, or any state, federal or foreign bankruptcy, insolvency, reorganization or other law affecting the rights of creditors generally, if the obligations of any Subsidiary Guarantor under this Guaranty would otherwise be held or determined to be void, voidable, invalid or unenforceable, or subordinated to the claims of any other creditors, on account of the amount of its liability under this Guaranty, then, notwithstanding any other provision to the contrary, the amount of such liability shall, without any further action by any Subsidiary Guarantor, any creditor or any other Person, be automatically limited and reduced to the highest amount that is valid and enforceable and not subordinated to the claims of other creditors as determined in such action or proceeding.

          Section 8. Information. Each Subsidiary Guarantor assumes all responsibility for being and keeping itself informed of the Borrower's financial condition and assets, all other circumstances bearing upon the risk of nonpayment of the Obligations and the nature, scope and extent of the risks that each Subsidiary Guarantor assumes and incurs hereunder and agrees that none of the Administrative Agent or the other Guaranteed Parties will have any duty to advise such Subsidiary Guarantor of information known to it or any of them regarding such circumstances or risks.

          Section 9.  [Reserved].

          Section 10. Termination. When all the Obligations (other than contingent indemnity obligations) have been indefeasibly paid in full, all Commitments of the Lenders shall have terminated and all L/C Obligations have been Cash Collateralized in accordance with the provisions of the Credit Agreement, this Guaranty shall terminate; provided that this Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment, or any part thereof, on any Obligation is rescinded or must otherwise be restored by any Guaranteed Party upon the bankruptcy or reorganization of the Borrower, any other Loan Party or any other guarantor or otherwise.

          Section 11. Binding Effect; Several Agreement; Assignments; Releases. Whenever in this Guaranty any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of each Subsidiary Guarantor that are contained in this Guaranty shall bind and inure to the benefit of each party hereto and their respective successors and assigns. This Guaranty shall become effective as to each Subsidiary Guarantor when a counterpart hereof executed on behalf of each Subsidiary Guarantor shall have been delivered to the Administrative Agent and a counterpart hereof shall have been executed on behalf of the Administrative Agent, and thereafter shall be binding upon each Subsidiary Guarantor and the Administrative Agent and their respective successors and assigns, and shall inure to the benefit of each Subsidiary Guarantor, the Administrative Agent and the other Guaranteed Parties, and their respective successors and assigns, except that neither the Borrower nor any Subsidiary Guarantor shall have the right to assign its rights or obligations hereunder or any interest herein without the prior written consent of the Administrative Agent and the Required Lenders (and any such attempted assignment shall be void). The Administrative Agent is hereby expressly authorized to, and agrees upon request of the Borrower it will, release any Subsidiary Guarantor from its obligations hereunder in the event that all the Equity Interests of such Subsidiary Guarantor shall be sold, transferred or otherwise disposed of, whether by merger, consolidation or otherwise, to a person other than the Borrower or any of its Subsidiaries in a transaction permitted by the Credit Agreement. The Administrative Agent will, at such Subsidiary Guarantor's expense, execute and deliver to such Subsidiary Guarantor such documents as such Subsidiary Guarantor shall reasonably request to evidence the release of such Subsidiary Guarantor pursuant to this Section 11.

          Section 12. Waivers; Amendment. (a) No failure or delay of the Administrative Agent in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent hereunder and of the other Guaranteed Parties under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Guaranty or consent to any departure by any Subsidiary Guarantor therefrom shall in any event be effective unless the same shall be permitted by subsection (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any Subsidiary Guarantor in any case shall entitle such Subsidiary Guarantor to any other or further notice or demand in similar or other circumstances.

          (b) Neither this Guaranty nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into between the Borrower and the Administrative Agent (with the consent of the Lenders to the extent required under the Credit Agreement).

          SECTION 13. GOVERNING LAW. THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          Section 14. Notices. All communications and notices hereunder shall be in writing and given as provided in Section 10.02 of the Credit Agreement. All communications and notices hereunder to each Subsidiary Guarantor shall be given to it at its respective address set forth in Schedule I with a copy to the Borrower.

          Section 15. Survival of Agreement; Severability. (a) All covenants, agreements, representations and warranties made by the Borrower and the Subsidiary Guarantors herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Guaranty or any other Loan Document shall be considered to have been relied upon by the Administrative Agent and the other Guaranteed Parties and shall survive the making by the Lenders of the Loans and the issuance of the Letters of Credit by the L/C Issuer regardless of any investigation made by the Guaranteed Parties or on their behalf, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any other fee or amount payable under this Guaranty or any other Loan Document is outstanding and unpaid or the Commitments have not been terminated or any L/C Obligations have not been Cash Collateralized in accordance with the provisions of the Credit Agreement.

          (b) In the event any one or more of the provisions contained in this Guaranty or in any other Loan Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

          Section 16. Counterparts. This Guaranty may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract, and shall become effective as provided in Section 11. Delivery of an executed signature page to this Guaranty by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Guaranty.

          Section 17. Rules of Interpretation. The rules of interpretation specified in Section 1.02 of the Credit Agreement shall be applicable to this Guaranty.

          Section 18. Jurisdiction; Consent to Service of Process. (a) Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Guaranty or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such state court or, to the extent permitted by law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Guaranty shall affect any right that the Administrative Agent or any other Guaranteed Party may otherwise have to bring any action or proceeding relating to this Guaranty or the other Loan Documents against each Subsidiary Guarantor or its properties in the courts of any jurisdiction.

          (b) Each party hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Guaranty or the other Loan Documents in any New York State or federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

          (c) Each party to this Guaranty irrevocably consents to service of process in the manner provided for notices in Section 14. Nothing in this Guaranty will affect the right of any party to this Guaranty to serve process in any other manner permitted by law.

          SECTION 19. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS GUARANTY OR THE OTHER LOAN DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT

AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS GUARANTY AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 19.

          Section 20. Right of Setoff. If an Event of Default shall have occurred and be continuing, each Guaranteed Party is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final and in whatever currency) at any time held and other Indebtedness at any time owing by such Guaranteed Party to or for the credit or the account of each Subsidiary Guarantor against any or all the obligations of such Subsidiary Guarantor now or hereafter existing under this Guaranty and the other Loan Documents held by such Guaranteed Party, irrespective of whether or not the Administrative Agent or any Guaranteed Party shall have made any demand under this Guaranty or any other Loan Document and although such obligations may be contingent, unmatured, secured or unsecured or are owed to a branch or office of such Guaranteed Party different from the branch or office holding such deposit or obligated on such Indebtedness. Each Guaranteed Party agrees promptly to notify such Subsidiary Guarantor and the Administrative Agent after any such setoff and application; provided that failure to give such notice shall not affect the validity of such setoff and application. The rights of each Guaranteed Party under this Section 20 are in addition to other rights and remedies (including other rights of setoff) which such Guaranteed Party may have.

                            [signature pages follow]

          IN WITNESS WHEREOF, the parties hereto have duly executed this Guaranty as of the day and year first above written.

                               COMPANY:

                               WRIGHT EXPRESS CORPORATION

                               By: /s/ Melissa D. Smith
                                   --------------------------------------------
                                   Name: Melissa D. Smith
                                   Title: Senior Vice President, Finance and
                                   Chief Financial Officer

                               SUBSIDIARY GUARANTOR:

                               WRIGHT EXPRESS FUELING SOLUTIONS, INC.

                               By: /s/ Michael E. Dubyak
                                   --------------------------------------------
                                   Name: Michael E. Dubyak
                                   Title: President

                               ADMINISTRATIVE AGENT:

                               BANK OF AMERICA, N.A., as Administrative
                               Agent

                               By: /s/ Kalens Herold
                                   --------------------------------------------
                                   Name: Kalens Herold
                                   Title: Assistant Vice President

                                                                       EXHIBIT A
                                                                 to the Guaranty

                                    [Form of]
                                JOINDER AGREEMENT

          Reference is made to that certain Credit Agreement dated as of May 22, 2007 (as in effect from time to time, the "Credit Agreement") among WRIGHT EXPRESS CORPORATION, a Delaware corporation (the "Borrower"), each lender from time to time party thereto, Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, SunTrust Bank, Inc., as Syndication Agent and BMO Capital Markets, KeyBank National Association and TD Banknorth, N.A., as Co-Documentation Agents. Capitalized terms used and not defined herein are used with the meanings assigned to such terms in the Credit Agreement.

                                   WITNESSETH:

          WHEREAS, the Borrower and the Subsidiary Guarantors party thereto entered into the Guaranty (the "Guaranty") dated as of May 22, 2007 with Bank of America, N.A., as administrative agent (in such capacity, the "Administrative Agent") in order to induce the Lenders to make the Loans to and the L/C Issuer to issue Letters of Credit for the benefit of the Borrower and its Subsidiaries.

          WHEREAS, pursuant to Section 6.12 of the Credit Agreement, certain Subsidiaries that were not in existence on the date of the Credit Agreement are required to become a Subsidiary Guarantor under the Guaranty by executing a joinder agreement.

          WHEREAS, the undersigned Subsidiary (the "New Subsidiary Guarantor") is executing this joinder agreement (this "Joinder Agreement") to the Guaranty in order to induce the Lenders to make additional Loans and to the L/C Issuer to issue Letters of Credit, and as consideration for the Loans previously made.

          NOW, THEREFORE, the Administrative Agent, and the New Subsidiary Guarantor hereby agree as follows:

          (a) Guarantee. In accordance with Section 6.12 of the Credit Agreement, the New Subsidiary Guarantor by its signature below becomes a Subsidiary Guarantor under the Guaranty with the same force and effect as if originally named therein as a Subsidiary Guarantor.

          (b) Representations and Warranties. The New Subsidiary Guarantor hereby (a) agrees to all the terms and provisions of the Guaranty applicable to it and its subsidiaries as a Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Subsidiary Guarantor thereunder are true and correct in all respects on and as of the date hereof. Each reference to a Subsidiary Guarantor in the Guaranty shall be deemed to include the New Subsidiary Guarantor.

          (c) Severability. In the event any one or more of the provisions contained in this Joinder Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

          (d) Counterparts. This Joinder Agreement may be executed in counterparts, each of which shall constitute an original. Delivery of an executed signature page to this Joinder Agreement by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Joinder Agreement.

          (e) No Waiver. Except as expressly supplemented hereby, the Guaranty shall remain in full force and effect.

          (f) Notices. All notices, requests and demands to or upon the New Subsidiary Guarantor, the Administrative Agent or any Lender shall be governed by the terms of Section 10.02 of the Credit Agreement.

          (g) Governing Law. THIS GUARANTY AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                            [signature pages follow]

           IN WITNESS WHEREOF, the undersigned have caused this Joinder Agreement to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

                             [NEW SUBSIDIARY GUARANTOR]

                             By: ____________________________
                                 Name:
                                 Title:

                             Address for Notices:

                             BANK OF AMERICA, N.A., as Administrative Agent

                             By:  ______________________________
                                  Name:
                                  Title:

                                   Schedule I

                               Address for Notices

SUBSIDIARY GUARANTORS

c/o Wright Express Corporation
97 Darling Avenue
South Portland, ME 04106
Attention: Melissa Smith, Senior Vice President, Finance
            and Chief Financial Officer
Telephone:  (207) 523-7643
Telecopier:  (207) 523-7797